SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 and 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):

                       October 10, 2001 (October 4, 2001)


                             CAN-CAL RESOURCES LTD.
--------------------------------------------------------------------------------
              Exact Name of Registrant as Specified in its Charter)

            Nevada                        0-26669                88-0336988
------------------------------    -----------------------    -------------------
 (State or other jurisdiction      (Commission File No.)     (I.R.S. Employer
      of incorporation)                                      Identification No.)



     8221 Cretan Blue Lane
     Las Vegas, Nevada                                             89128
---------------------------------------------------------    -------------------
    (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (702) 243-1849


                                 Not Applicable
--------------------------------------------------------------------------------
               (Former Name, Former Address or Former Fiscal Year,
                          if Changed From Last Report)




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ITEM 5.   OTHER EVENTS


     The registrant Can-Cal Resources Ltd. has signed an Investment Agreement with Dutchess Private Equities Fund, LP and DRH Investment Company, LLC, pursuant to which Dutchess Private Equities Fund, LP and DRH Investment Company, LLC are committed to purchase up to $8,000,000 of common stock from Can-Cal Resources Ltd., from time to time and in amounts as determined pursuant to the Investment Agreement.

     The Investment Agreement and Registration Rights Agreement are filed as exhibits to this report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(c)  Exhibits.

     Exhibit No.           Description

          10.21            Investment Agreement                             *
          10.22            Registration Rights Agreement                    *

*  Filed herewith


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CAN-CAL RESOURCES LTD.


Dated: October 10, 2001                     By:     /s/    Ronald D. Sloan
                                                 -------------------------------
                                                 RONALD D. SLOAN, President


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